Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-8 (Registration Number 333-42103) of our report dated September 8, 2002, on the financial statements for the two years in the period ended July 31, 2003, which appear in the Form 10-KSB.




                                                /s/ WISS & COMPANY, LLP
                                                ---------------------------
                                                WISS & COMPANY, LLP

Livingston, New Jersey
September 8, 2003